Exhibit 10.31.5

FIRST AMENDMENT TO SUB-LEASE AGREEMENT

THIS FIRST AMENDMENT TO SUB-LEASE AGREEMENT made this 28th day of October, 2009 between:

HELLER, ALPER, ROBERTS, VOLK – EDISON, a New Jersey general partnership, having an office at 205 Mill Road, Edison, New Jersey 08837, hereinafter referred to

“LANDLORD”

and

JOSHEN PAPER & PACKAGING CO. , an Ohio corporation, having an office at 5800 Grant Avenue, Cuyahoga Heights, Ohio 44105, hereinafter referred to as:

“SUB-LANDLORD”

and

PHARMEDIUM SERVICES, LLC, having an office at Two Conway Park, 150 Northfield Drive, Suite 350, Lake Forest, Illinois 60045, hereinafter referred to as:

“SUB-TENANT”

W I T N E S S E T H:

WHEREAS, the parties hereto entered into a certain Agreement of Sub-Lease dated June 24, 2009 (“Sub-Lease”) leasing a Sub-Leased Premises which currently consists of a 13,865 square foot building, and additional land, located in the Township of Edison, County of Middlesex, State of New Jersey, said Sub-Leased Premises more particularly shown, identified and described in said Sub-Lease; and

WHEREAS, Sub-Tenant wishes to Sub-Lease an additional 735 square feet of space from Sub-Landlord under the terms and conditions of this First Amendment to Sub-Lease.

NOW THEREFORE, in consideration of the terms and conditions contained herein together with other good and valuable consideration, the parties hereto agree as follows:

1. As of November 1, 2009, Exhibit A of the Sub-Lease is hereby deleted in its entirety and replaced with the Revised Exhibit A attached hereto and made a part hereof. Wherever the words Exhibit A appear in the Sub-Lease they shall be deemed to mean Revised Exhibit A. The Sub-Leased Premises is shown outlined in yellow on Revised Exhibit A.

2. Effective November 1, 2009, the opening paragraph and Paragraph 4 of the Sub-Lease are hereby amended by deleting the number “13,865” and replacing same with the number “14,600”. Paragraph 4 of the Sub-Lease is hereby further amended by deleting the number “11,135” and replacing same with the number “10,400”.

3. Notwithstanding anything in the Sub-Lease to the contrary, effective November 1, 2009, rent for the Sub-Leased Premises as set forth in Paragraph 5 shall be increased from $9,243.33 to $9,953.83 which amount includes Sub-Tenant’s payment of $220.50 per month to cover all utility costs for the 735 square feet of additional Sub-Leased space.

4. Effective November 1, 2009, Paragraph 5 of the Sub-Lease is hereby further amended by deleting the number “$110,919.96” and replacing same with the number “$119,446.00”.

5. Effective November 1, 2009, Paragraph 14 of the Sub-Lease is hereby amended by deleting the number “11,135” and replacing same with the number “10,400”.

6. Except as modified herein, all of the terms and conditions of said Sub-Lease, as amended, shall remain in full force and effect throughout the Term of this Sub-Lease and any extensions thereof.

7. Submission of this First Amendment to Sub-Lease Agreement for examination or signature of Sub-Landlord and Sub-Tenant does not constitute an offer, or option under the Sub-Lease; and this First Amendment to Sub-Lease Agreement will not be effective or binding upon the parties until execution and delivery by Landlord, Sub-Landlord, and Sub-Tenant.

IN WITNESS WHEREOF, the parties hereunto set their hands and seals or caused these premises to be duly executed by their proper corporate officers the day and year first written above.

ATTEST:	HELLER, ALPER, ROBERTS, VOLK – EDISON, LANDLORD By: HELLER INDUSTRIAL PARKS, INC., Manager

/s/ Steven I. Kaufman	by:	/s/ Jeffrey J. Milanaik
Steven I. Kaufman, Secretary		Jeffrey J. Milanaik, President

ATTEST:	JOSHEN PAPER & PACKAGING CO., SUB-LANDLORD

/s/ Jolene M. Hackett	by:	/s/ Don Morgenroth
Jolene M. Hackett, Assistant		Don Morgenroth, V.P. & Gen. Mgr.

ATTEST:	PHARMEDIUM SERVICES, LLC, SUB-TENANT

/s/ Therese M. Rocque,	by:	/s/ David N. Jonas
Therese M. Rocque, Paralegal		David N. Jonas, CEO

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